UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 29, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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      NEVADA                   000-32877                     04-3562325
(State or Other        (Commission File Number)            (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.    Termination of a Material Definitive Agreement.

On June 29, 2007, the Securities Purchase Agreement between our Company and the purchasers named therein was terminated following the American Stock Exchange's notice that the Company is not in compliance with certain listing standards. The terms and conditions of the agreement are described in our Current Report on Form 8-K dated June 19, 2007. The Company believes that a proposed new pricing, based on the current trading price of its common stock, would be excessively dilutive and not in the best interest of its shareholders. The Company is evaluating other financing alternatives.


Item 9.01.    Financial Statements and Exhibits.

       (c)    Exhibits

99.1          News release of Pro-Pharmaceuticals, Inc. dated July 2, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRO-PHARMACEUTICALS, INC.

                                             By: /s/ David Platt
                                                 -------------------------------
                                                 David Platt
                                                 Chief Executive Officer

Date: July 2, 2007